Long-Term Debt	12 Months Ended
Dec. 31, 2012
Long-Term Debt
8.	Long-Term Debt

	December 31, 2012 $	December 31, 2011 $
U.S. Dollar-denominated Revolving Credit Facilities due through 2018	812,509	1,246,360
Norwegian Kroner Bonds due in 2013 and 2017	215,641	100,417
U.S. Dollar-denominated Term Loans due through 2018	213,993	238,867
U.S. Dollar-denominated Term Loans due through 2023	527,489	443,432

	1,769,632	2,029,076
Less current portion	248,385	229,365

Total	1,521,247	1,799,711

As at December 31, 2012, the Partnership had eight long-term revolving credit facilities, which, as at such date, provided for borrowings of up to $1.03 billion, of which $213.5 million was undrawn. The total amount available under the revolving credit facilities reduces by $314.2 million (2013), $608.9 million (2014), $17.5 million (2015), $26.0 million (2016), $20.9 million (2017) and $38.4 million (2018). Six of the revolving credit facilities are guaranteed by the Partnership and certain of its subsidiaries for all outstanding amounts and contain covenants that require the Partnership to maintain the greater of a minimum liquidity (cash, cash equivalents and undrawn committed revolving credit lines with at least six months to maturity) of at least $75.0 million and 5.0% of the Partnership’s total consolidated debt. Two revolving credit facilities are guaranteed by Teekay Corporation and contain covenants that require Teekay Corporation to maintain the greater of a minimum liquidity (cash and cash equivalents) of at least $50.0 million and 5.0% of Teekay Corporation’s total consolidated debt which has recourse to Teekay Corporation. The revolving credit facilities are collateralized by first-priority mortgages granted on 29 of the Partnership’s vessels, together with other related security.

The Partnership has NOK 600 million in senior unsecured bonds that mature in November 2013 in the Norwegian bond market. As at December 31, 2012, the carrying amount of the bonds was $107.8 million. The bonds are listed on the Oslo Stock Exchange. Interest payments on the bonds are based on NIBOR plus a margin of 4.75%. The Partnership entered into a cross currency swap to swap the interest payments from NIBOR plus a margin of 4.75% into LIBOR plus a margin of 5.04% and lock in the transfer of the principal amount at $98.5 million upon maturity in exchange for NOK 600 million. The Partnership also entered into an interest rate swap to swap the interest payments from LIBOR to a fixed rate of 1.12%. The floating LIBOR rate receivable from the interest rate swap is capped at 3.5%, which effectively results in a fixed rate of 1.12% unless LIBOR exceeds 3.5%, in which case the Partnership’s related interest rate effectively floats at LIBOR, but reduced by 2.38% (see note 13). Subsequent to December 31, 2012, the Partnership repurchased NOK 388.5 million of this bond issue in conjunction with the issuance of NOK 1,300 million in senior unsecured bonds in the Norwegian bond market (see note 21c).

In January 2012, the Partnership issued NOK 600 million of senior unsecured bonds that mature in January 2017 in the Norwegian bond market. As at December 31, 2012, the carrying amount of the bonds was $107.8 million. The bonds are listed on the Oslo Stock Exchange. The interest payments on the bonds are based on NIBOR plus a margin of 5.75%. The Partnership entered into a cross currency rate swap to swap all interest and principal payments into USD, with the interest payments fixed at a rate of 7.49%, and the transfer of the principal amount fixed at $101.4 million upon maturity in exchange for NOK 600 million (see note 13).

As at December 31, 2012, the Partnership’s six 50%-owned subsidiaries each had an outstanding term loan, which in the aggregate totaled $214.0 million. The term loans reduce over time with quarterly and semi-annual payments and have varying maturities through 2018. These term loans are collateralized by first-priority mortgages on the vessels to which the loans relate, together with other related security. As at December 31, 2012, the Partnership had guaranteed $65.6 million of these term loans, which represents its 50% share of the outstanding vessel mortgage debt of five of these 50%-owned subsidiaries. The other owner and Teekay Corporation have guaranteed the remaining $107.0 million and $41.4 million, respectively.

As at December 31, 2012, the Partnership had term loans outstanding for the shuttle tankers the Amundsen Spirit, the Nansen Spirit, the Peary Spirit, and the Scott Spirit, and for the Rio das Ostras and the Piranema Spirit FPSO units, which in aggregate totaled $527.5 million. For the term loans for the Amundsen Spirit and the Nansen Spirit, one tranche reduces in semi-annual payments while the other tranche correspondingly is drawn up every six months with final bullet payments of $29.1 million for each vessel due in 2022 and 2023, respectively. The Rio das Ostras, the Peary Spirit, the Scott Spirit and the Piranema Spirit term loans reduce over time with quarterly or semi-annual payments. These term loans have varying maturities through 2023 and are collateralized by first-priority mortgages on the vessels to which the loans relate, together with other related security. As at December 31, 2012, the Partnership had guaranteed $90.3 million of these term loans and Teekay Corporation had guaranteed $437.2 million

Interest payments on the revolving credit facilities and the term loans are based on LIBOR plus a margin. At December 31, 2012, and December 31, 2011, the margins ranged between 0.30% and 3.25%. The weighted-average effective interest rate on the Partnership’s variable rate long-term debt as at December 31, 2012 was 2.0% (December 31, 2011 – 1.7%). This rate does not include the effect of the Partnership’s interest rate swaps (see note 13).

The aggregate annual long-term debt principal repayments required to be made subsequent to December 31, 2012 are $248.4 million (2013), $755.9 million (2014), $82.4 million (2015), $149.3 million (2016), $293.8 million (2017) and $239.8 million (thereafter).

Obligations under the Partnership’s credit facilities are secured by certain vessels, and if the Partnership is unable to repay debt under the credit facilities, the lenders could seek to foreclose on those assets. The Partnership has one revolving credit facility that requires the Partnership to maintain a vessel value to outstanding drawn principal balance ratio of a minimum of 105%. As at December 31, 2012, this ratio was 113%. The vessel value used in this ratio is the appraised values prepared by the Partnership based on second hand sale and purchase market data. A further delay in the recovery of the conventional tanker market could negatively affect this ratio.

As at December 31, 2012 the Partnership and Teekay Corporation were in compliance with all covenants in the credit facilities and long-term debt.